[THE BEARD COMPANY LOGO]

     THE BEARD COMPANY                                          News Release
Enterprise Plaza, Suite 320
   5600 North May Avenue                               Herb Mee, Jr., President
Oklahoma City, Oklahoma 73112
(405) 842-2333    OTCBB:  BRCO


                         THE BEARD COMPANY REPORTS 2004
                     THIRD QUARTER AND NINE MONTHS RESULTS;
                        GLOBAL SURGE IN COAL CONSUMPTION
                            PROMPTS INCREASED DEMAND
                     FOR COMPANY'S COAL RECLAMATION SERVICES

FOR IMMEDIATE RELEASE:  Friday, November 19, 2004

     Oklahoma City, Oklahoma --- The Beard Company (OTCBB:BRCO) today reported that the 2004 third quarter resulted in a net loss of $512,000, or $0.09 per share, on revenues of $249,000. The 2003 third quarter generated net earnings of $256,000, or $0.06 per share, on revenues of $137,000.

     The first nine months of 2004 generated net earnings of $1,488,000, or $0.27 per share, on revenues of $622,000, compared with a loss of $879,000, or $0.20 per share, on revenues of $448,000 in the comparable 2003 period. Diluted earnings per share were $0.22 for the first nine months of 2004 versus a net loss of $0.20 per share for the comparable nine months period of 2003.

     Herb Mee, Jr., President, stated: "Comparative results for both the quarter and nine months were skewed by the receipt of installments on the McElmo Dome Settlement in the respective periods. The 2003 third quarter benefited from the receipt of $1,151,000 whereas there was no comparable receipt in the 2004 third quarter. The first nine months of 2004 benefited from total receipts of $2,943,000 related to the Settlement, whereas the comparable 2003 period included only $1,151,000 of such receipts."

     "The outlook for the Company and its Coal Segment has brightened considerably due to the recent surge in coal prices. As reflected in a front page article in The Wall Street Journal on November 16th, there has been `A world-wide surge in the mining and use of coal.....World-wide, coal consumption has been rising faster than the use of any other source of energy, including crude oil and natural gas...' This has led to a significant increase in the demand for the Company's coal reclamation services. We are diligently pursuing the necessary financing to do a minimum of three pond recovery projects. At this point no such financing has been arranged, but we are optimistic that we will be successful in our efforts," Mee concluded.

     The Beard Company's common stock is traded on the OTC Bulletin Board under the symbol: BRCO. Its operations consist principally of coal reclamation activities, carbon dioxide (CO2) gas production, the construction of fertilizer plants in China, and its e-commerce activities aimed at developing business opportunities to leverage starpay(TM)'s intellectual property portfolio of Internet payment methods and security technologies.

                               (Continued on back)

Fax Number (405) 842-9901                             Email:  hmee@beardco.com

                                              THE BEARD COMPANY
                                            Results of Operations
                                                 (Unaudited)
                                                    For the Three Months             For the Nine Months
                                                    Ended September 30,              Ended September 30,
                                               -----------------------------   ------------------------------
                                                   2004            2003            2004            2003
                                               -------------   -------------   -------------   -------------
Revenues.......................................$    249,000    $    137,000    $    622,000    $    448,000
Expenses.......................................     658,000         720,000       1,823,000       2,014,000
                                               -------------   -------------   -------------   -------------

Operating loss.................................    (409,000)       (583,000)     (1,201,000)     (1,566,000)
Other income (expense).........................     (73,000)        857,000       2,821,000         700,000
                                               -------------   -------------   -------------   -------------

Earnings (loss) from continuing operations
       before income taxes.....................    (482,000)        274,000       1,620,000        (866,000)
Income taxes...................................     (27,000)              -        (136,000)              -
                                               -------------   -------------   -------------   -------------


Earnings (loss) from continuing operations.....    (509,000)        274,000       1,484,000        (866,000)

Earnings (loss from) discontinued operations...      (3,000)        (18,000)          4,000         (13,000)
                                               -------------   -------------   -------------   -------------

Net earnings (loss)............................$   (512,000)   $    256,000    $  1,488,000    $   (879,000)
                                               =============   =============   =============   =============

Net earnings (loss) per average common
     share outstanding:
    Basic<F2>:
    Earnings (loss) from continuing operations.     $ (0.09)         $ 0.06          $ 0.27         $ (0.20)
    Loss from discontinued operations..........     $ (0.00)        $ (0.00)         $ 0.00         $ (0.00)
                                               -------------   -------------   -------------   -------------
    Net earnings (loss)........................     $ (0.09)         $ 0.06          $ 0.27         $ (0.20)
                                               =============   =============   =============   =============

    Diluted<F2>:
    Earnings (loss) from continuing operations.     $ (0.09)         $ 0.06          $ 0.22         $ (0.20)
    Loss from discontinued operations..........     $ (0.00)        $ (0.00)         $ 0.00         $ (0.00)
                                               -------------   -------------   -------------   -------------
    Net earnings (loss)........................     $ (0.09)         $ 0.06          $ 0.22         $ (0.20)
                                               =============   =============   =============   =============

Weighted average common shares outstanding -
     Basic ....................................   5,471,000       4,362,000       5,471,000       4,283,000
                                               =============   =============   =============   =============
     Diluted...................................   5,471,000       4,618,000       6,736,000       4,283,000
                                               =============   =============   =============   =============
_______________

<F1>
     Statements regarding future profitability and operations, including the timing of those activities, are
"forward looking statements" within the meaning of the Private Securities Litigation Reform Act. The statements involve risks that could significantly impact The Beard Company. These risks include, but are not limited to, adverse general economic conditions, unexpected costs or delays or other unexpected events, as well as other risks discussed in detail in The Beard Company's filings with the Securities and Exchange
Commission.

<F2>
     Basic earnings (loss) per share are computed by dividing earnings (loss) attributable to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings
(loss) per common share reflect the potential dilution that could occur if the Company's outstanding stock options and warrants were exercised (calculated using the treasury stock method) and if the Company's preferred stock were converted to common stock.

                                                   #####

     FOR FURTHER INFORMATION CONTACT:

     Herb Mee, Jr.
     President
     THE BEARD COMPANY
     e-mail:  hmee@beardco.com
     Telephone:  (405) 842-2333
     Fax:  (405) 842-9901